SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             ----------------

                                  FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              October 19, 1998


                         Union Pacific Corporation
        ------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


          Utah                  1-6075           13-2626465
       -------------------------------------------------------------
          (State or Other     (Commission    (I.R.S. Employer
          Jurisdiction of     File Number)   Identification No.)
          Incorporation)


             1717 Main Street, Suite 5900, Dallas, Texas 75201
       -------------------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


            Registrant's telephone number, including area code:
                               (214) 743-5600


                                    N/A
       -------------------------------------------------------------
        Former Name or Former Address, if Changed Since Last Report



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Item 5.   Other Events.

          On September 14, 1998, a shareholder of Union Pacific Corporation (the "Company") filed a purported derivative action on behalf of the Company in the District Court for Tarrant County, Texas, captioned Stepak
v. Lewis, Cause No. 342-175282-98 (District Court of Tarrant County, Texas), naming as defendants the Company, the Company's principal rail subsidiary, Union Pacific Railroad Company ("UPRR"), and the current and certain former directors of the Company. The derivative action alleges, among other things, that the named current and former directors breached their fiduciary duties to the Company by approving and implementing the merger of Southern Pacific Transportation Company and its affiliated railroads with UPRR without informing themselves of its impact or ensuring that adequate controls were put in place and by causing the Company to make misrepresentations about its service problems to the financial markets and regulatory authorities. The defendants believe that these claims are without merit and intend to defend them vigorously.

Item 7.   Financial Statements and Exhibits.

          The following document is being filed in connection with, and incorporated by reference in, the Company's Registration Statement on Form S-3 (File No. 333-18345), which was declared effective on December 30, 1996, and the Company's Registration Statement on Form S-3 (File
No. 333-54009), which was declared effective on June 4, 1998.

         (c)   Exhibits.

               Exhibit                   Description

               1.1                       Distribution Agreement, dated
                                         October 19, 1998, relating to
                                         Union Pacific Corporation
                                         Medium Term Notes, Series E.

               4.4                      Form of Fixed Rate Note.

               4.5                      Form of Floating Rate Note.





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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 1998


                                                     UNION PACIFIC CORPORATION


                                                     By: _____________________
                                                         Carl W. von Bernuth
                                                         Senior Vice President,
                                                         General Counsel and
                                                         Secretary


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                               EXHIBIT INDEX


Exhibit        Description

1.1            Distribution Agreement, dated October 19,
               1998, relating to Union Pacific Corporation
               Medium Term Notes, Series E.

4.4            Form of Fixed Rate Note.

4.5            Form of Floating Rate Note.